Woodlawn Funds Trust
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069
                                  800-525-3863

                                December 3, 1999


VIA EDGAR
=========


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549


RE: Woodlawn Funds Trust (the "Trust") (File No. 333-78815 and 811-09345); on behalf of the Trust's Internet 100 Fund and Internet 100 Equal Weighted Fund (each a series of the Trust); Supplement to the Prospectus and Statement of Additional Information
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Ladies and Gentlemen:

Pursuant to Rule 497 of the General Rules and Regulations under the Securities Act of 1933, as amended, enclosed herewith please find the final form of the most recent supplement to the Prospectus and Statement of Additional Information, each dated September 8, 1999, for the above-referenced series.

If you have any questions concerning the foregoing, please call the undersigned at (252) 972-9922, extension 212.


Sincerely,

/s/ C. Frank Watson, III
C. Frank Watson, III
Secretary, Woodlawn Funds Trust


CC:      Patsy Mengiste
         Asst. Branch Chief for Disclosure
         Division of Investment Management
         U.S. Securities and Exchange Commission
         450 Fifth Street, N.W.
         Mail Stop S-5
         Washington, DC  20549
         (202) 942-0632

                              WOODLAWN FUNDS TRUST
                        SUPPLEMENT DATED December 3, 1999
         to Prospectus and Statement of Additional Information ("SAI"),
                          each dated September 8, 1999


         Effective January 3, 2000, the Internet 100 Fund ("Fund") will commence payment of Distribution and/or Service Fees under the Fund's Rule 12b-1 Distribution Plan ("Plan"). In addition, the Fund's Expense Limitation Agreement ("Agreement") has been amended so that all amounts paid under the Plan will be included in as expenses that may be waived or assumed by the Advisor under the Agreement. Accordingly, the Prospectus and SAI are amended as follows:

    o On page 7 of the Prospectus, the table entitled "Annual Fund Operating Expenses for each Fund" as set forth under the heading "Fees and Expenses of the Funds" is revised with respect to the Fund only as follows:

          Management Fees                                  0.75%

          Distribution and/or Service (12b-1) Fees         0.25%

          Other Expenses                                   1.25%
                                                           -----

          Total Annual Fund Operating Expenses             2.25%^(1)

          Fee Waivers and/or Expense Reimbursement        (1.25%)

                                                           -----
          Net Expenses                                     1.00%
                                                           =====



          (1) Since the Fund commenced operations on September 8, 1999, Other Expenses and Total Annual Fund Operating Expenses for the Fund are based on amounts estimated for the current fiscal year. The Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses) to not more than 1.00% of the average daily net assets of each Fund for the fiscal year to end June 30, 2000. See "Expense Limitation Agreement" for more detailed information.


    o On page 9 of the Prospectus, the first paragraph under the heading "Expense Limitation Agreement," is hereby deleted in its entirety and replaced with the following: "In the interest of limiting expenses of the Funds, the Advisor has entered into an expense limitation agreement with the Trust, with respect to each of the Funds (`Expense Limitation Agreement'), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business) are limited to 1.00% of the average daily net assets of the Funds for the fiscal year to end June 30, 2000."

    o On page 10 of the Prospectus, the second paragraph under the heading "Distribution Plan" is deleted.

    o On page 12 of the Prospectus, the section under the heading "Other Matters" is hereby deleted in its entirety and replaced with the following:

         "OTHER MATTERS

          Suspension of Redemptions
          All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Funds may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the Securities Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Funds' shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Funds' remaining shareholders to make payment in cash, the Funds may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

          Additional Fees
          Investors may be charged a fee if they effect transactions through a broker or agent."

    o On page B-9 of the SAI, the sixth paragraph under the heading "Plan Under Rule 12b-1" is deleted.



          Investors Should Retain This Supplement for Future Reference
          ------------------------------------------------------------